                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated: July 25, 2005


                      CITIGROUP GLOBAL MARKETS FINANCIAL PRODUCTS LLC



                      By: /s/ Keith J. Anzel
                         --------------------------------------------
                         Name:   Keith J. Anzel
                         Title:  President


                      CITIGROUP GLOBAL MARKETS HOLDINGS GMBH



                      By: /s/ Keith J. Anzel
                         --------------------------------------------
                         Name:   Keith J. Anzel
                         Title:  President of the Board


                      CITIGROUP GLOBAL MARKETS (INTERNATIONAL) FINANCE AG



                      By: /s/ Keith J. Anzel
                         --------------------------------------------
                         Name:   Keith J. Anzel
                         Title:  President of the Board


                      CITIGROUP FINANCIAL PRODUCTS INC.



                      By: /s/ David C. Goldberg
                         --------------------------------------------
                         Name:  David C. Goldberg
                         Title: Assistant Secretary



                      CITIGROUP GLOBAL MARKETS HOLDINGS INC.



                      By: /s/ David C. Goldberg
                         --------------------------------------------
                         Name:  David C. Goldberg
                         Title: Assistant Secretary



                      CITIGROUP INC.



                      By: /s/ Ali L. Karshan
                         --------------------------------------------
                         Name:   Ali L. Karshan
                         Title:  Assistant Secretary